Exhibit 10.2

Execution Copy

AMENDMENT TO CREDIT AGREEMENT

THIS AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of January 16, 2007 by and among NATIONAL FINANCIAL PARTNERS CORP. (the "Borrower"); the financial institutions signing below and BANK OF AMERICA, N.A., as administrative agent for the Lenders party to the Credit Agreement referred to below (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent").

RECITALS

A.          The Borrower, the financial institutions party thereto and the Administrative Agent are parties to the Credit Agreement dated as of August 22, 2006 (as in effect from time to time, the "Credit Agreement"). Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement.

B.          The Borrower has requested certain amendments to the Credit Agreement, and the Lenders are willing to effect such amendment.

C.          The Lenders signing below are willing to (i) consent to this Amendment on the terms and conditions hereinafter set forth and (ii) consent to the terms and provisions of the 2007 Convertible Notes Indenture (as defined below).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.             AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of each of the conditions set forth herein, the Credit Agreement is hereby amended as follows:

A.          Definitions. Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

"'2007 Convertible Notes': the Borrower's Convertible Senior Notes due 2012 issued under the 2007 Convertible Notes Indenture."

"'2007 Convertible Notes Indenture': the Supplemental Indenture to be dated as of January 23, 2007, between the Borrower and Wells Fargo Bank, National Association, as trustee."

"'2007 Convertible Notes Maturity Date': February 1, 2012."

"'2007 Convertible Notes Prospectus Supplement': the Prospectus Supplement for the 2007 Convertible Notes dated as of January 16, 2007 in the form delivered to Lenders on January 12, 2007."

"'Designated Event Repurchase Payment': any payment made by the Borrower to any holder of the 2007 Convertible Notes on any Designated Event Repurchase Date (as defined in the 2007 Convertible Notes Indenture)."

"'Minimum Liquidity': as at any date of determination thereof, the sum of unrestricted cash, cash equivalents and the aggregate amount available for borrowing under the Available Revolving Commitments."

B.            Notices. Section 6.7(f) of the Credit Agreement is hereby restated in its entirety to read as follows:

"(f)         (i) any development or event that has had or could reasonably be expected to have a Material Adverse Effect, (ii) any material notices given to the holders of the 2007 Convertible Notes, or (iii) a conversion payment or Designated Event Repurchase Payment to any holder of the 2007 Convertible Notes prior to the Convertible Notes Maturity Date at least ten days prior to the making of such conversion payment or Designated Event Repurchase Payment;"

C.            Indebtedness. Section 7.2(b) of the Credit Agreement is hereby restated in its entirety to read as follows:

"(b)         with respect to the Borrower only, up to $250,000,000 in the aggregate principal amount outstanding in unsecured Indebtedness and unsecured subordinated Indebtedness; provided (i) the terms thereof are approved by the Required Lenders, (ii) the maturity date thereof is not prior to the date three months after the Revolving Termination Date, and (iii) no payments shall be paid or, except as set forth in the 2007 Convertible Notes Indenture with respect to the 2007 Convertible Notes only, payable on such unsecured Indebtedness or unsecured subordinated Indebtedness until the maturity date thereof except as permitted under Section 7.6(d)."

D.          Restricted Payments. Section 7.6 of the Credit Agreement is hereby restated in its entirety to read as follows:

"7.6        Restricted Payments. Declare or pay any dividend (other than dividends payable solely in common stock of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of any Group Member, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of any Group Member (collectively, "Restricted Payments") or make any payments on Indebtedness permitted under Section 7.2(b), except that (a) the Borrower will be permitted to make Restricted Payments in the form of dividend payments to holders of its Capital Stock and repurchases of its own Capital Stock, provided that (i) at any time the aggregate amount of such Restricted Payments does not, on a cumulative basis, exceed the sum of (x) 50% of Consolidated Net Income for the then completed fiscal quarters of the Borrower commencing with the fiscal quarter ended March 31, 2006 plus (y) $150,000,000, provided in calculating the amount of the Restricted Payment with respect to the purchase by the Borrower of the call option on its common stock in connection with the issuance of the 2007 Convertible Notes, the Borrower may deduct therefrom the proceeds received by the Borrower from the sale of a corresponding warrant, and (ii) no Default shall have occurred or be continuing or could reasonably be expected to result from the making of any or all of such Restricted Payments, (b) any Subsidiary may make Restricted Payments to the Borrower and its other Subsidiaries, on the one hand, and the other holders of its Capital Stock, on the other hand, on a basis no less favorable to the Borrower and its Subsidiaries than a ratable basis, (c) any Subsidiary may make Restricted Payments in respect of any purchase, redemption, defeasance, retirement or other acquisition of its Capital Stock in connection with a Disposition of such Subsidiary permitted by Section 7.5, and (d) the Borrower may make (i) regularly scheduled payments of interest when due on the 2007 Convertible Notes and (ii) conversion payments or Designated Event Repurchase Payments when due under the 2007

Convertible Notes prior to the 2007 Convertible Notes Maturity Date so long as no Default or Event of Default exists prior to or after giving effect thereto; provided that (x) the Borrower shall not make conversion payments when due under the 2007 Convertible Notes upon the occurrence of (1) a Trading Price Condition (as defined in the 2007 Convertible Notes Indenture) or (2) a Termination of Trading (as defined in the 2007 Convertible Notes Indenture) unless (A) no Default or Event of Default exists prior to or after giving effect thereto, (B) in the case of conversion payments upon the occurrence of a Trading Price Condition (the cash portion of such conversion payments, the "Trading Price Cash Payments"), after giving effect to such Trading Price Cash Payments, if the aggregate amount of all such Trading Price Cash Payments under this subsection 7.6(d)(ii) paid on or after January 16, 2007 exceeds $20,000,000, the Borrower shall have no less than $50,000,000 in Minimum Liquidity determined on a consolidated basis, after giving effect to such Trading Price Cash Payments, and (C) in the case of conversion payments upon the occurrence of a Termination of Trading (the cash portion of such conversion payments, the "Trading Termination Cash Payments"), after giving effect to such Trading Termination Cash Payments, if the aggregate amount of all such Trading Termination Cash Payments under this subsection 7.6(d)(ii) paid on or after January 16, 2007 exceeds $20,000,000, the Borrower shall have no less than $50,000,000 in Minimum Liquidity determined on a consolidated basis, after giving effect to such Trading Termination Cash Payments. Notwithstanding the foregoing, the Borrower shall not elect to make the distributions described in the first paragraph under the heading "Conversion Upon Specified Corporate Transactions" in the 2007 Convertible Notes Prospectus Supplement without the consent of the Required Lenders."

E.          Amendments to Material Agreements. Section 7.14 of the Credit Agreement is hereby restated in its entirety to read as follows:

"7.14      Changes to Material Agreements. Enter into or give any amendment, waiver or other modifications of or to any Management Agreement if the effect thereof, either individually or as part of any series of amendments, waivers or other modification of or to any Management Agreements, would reasonably be expected to have a Material Adverse Effect. Without the prior written consent of the Required Lenders, amend, modify or change any material term or condition of, or give any consent or waiver under, the 2007 Convertible Indenture or any of the 2007 Convertible Notes in a manner adverse to the Borrower or the Lenders (including any modification or amendment that would shorten the final maturity or average life to maturity or increase the amount of conversion payments or require any payment to be made sooner than originally scheduled or increase the interest rate applicable thereto)."

F.            Change of Control, etc. Section 8.1(j) of the Credit Agreement is amended by adding the following language at the end thereof:

"or the occurrence of (i) a "Fundamental Change" (as defined in the 2007 Convertible Notes Indenture), (ii) any combination, merger, binding share exchange, sale or conveyance of all or substantially all of the Borrower’s property and assets or other event or circumstance described in the last paragraph under the heading "Conversion Upon Specified Corporate Transactions" in the 2007 Convertible Notes Prospectus Supplement, or (iii) a "change of control" (howsoever defined) or similar provision in the 2007 Convertible Notes Indenture or any other agreement evidencing the 2007 Convertible Notes or other Indebtedness permitted under Section 7.2(b)."

G.           No Further Amendments. Except as specifically amended hereby, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

II.	REFERENCES IN LOAN DOCUMENTS; CONFIRMATION OF

SECURITY. All references to the "Credit Agreement" in all Loan Documents shall, from and after the date hereof, refer to the Credit Agreement, as amended by this Amendment, and all obligations of the Borrower under the Loan Documents shall be secured by and be entitled to the benefits of the Security Documents. All Security Documents heretofore executed by the Borrower shall remain in full force and effect and, by the Borrower's signature hereto, such Security Documents are hereby ratified and affirmed.

III.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE

BORROWER. The Borrower hereby represents and warrants to, and covenants and agrees with, the Administrative Agent and the Lenders that:

A.       The execution and delivery of this Amendment and the Loan Documents to which any Loan Party is a party have been duly authorized by all requisite action on the part of such Loan Party.

B.       The representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date, except to the extent (a) such representations and warranties are made with reference to an earlier date, in which case each such representation and warranty shall be true and correct in all material respects as of such date only and (b) of inaccuracies resulting from transactions permitted under the Loan Documents, as applicable.

C.       No Loan Party is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other person or entity in connection with or as a condition to the execution, delivery or performance of this Amendment or any of the other Loan Documents.

D.       Each of the Loan Documents constitutes the legal, valid and binding obligation of each Loan Party signatory thereto, enforceable against it in accordance with its respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

IV.                         CONDITIONS. The willingness of the Administrative Agent and the Lenders signing below to amend the Credit Agreement as provided above, and the effectiveness of this Amendment, are subject to the following conditions precedent:

A.       The Loan Parties shall have executed and delivered to the Administrative Agent this Amendment and the Consent and Acknowledgement attached hereto.

B.       The Loan Parties shall have delivered to the Administrative Agent such other supporting documents and certificates as the Administrative Agent or its counsel may reasonably request.

C.       All legal matters incident to the transactions hereby contemplated shall be reasonably satisfactory to the Administrative Agent's counsel.

D.       The Borrower shall have paid (or made arrangements satisfactory to the Administrative Agent for payment of) the Amendment Fee (as defined below) and other fees set forth in Section V(A) below.

E.        The 2007 Convertible Notes Indenture shall contain provisions substantially similar to and fairly reflecting the summary thereof set forth in the Prospectus Supplement for the 2007 Convertible Note delivered to Lenders on January 12, 2007.

V.	MISCELLANEOUS.

A.       To induce the Lenders to consent to this Amendment, the Borrower agrees to pay on the date on which the conditions precedent set forth in Article IV of this Amendment are satisfied to the Agent for the ratable benefit of the Lenders that sign this Amendment prior to the later of such date and the date which is two days prior to the date of issuance of the 2007 Convertible Notes, an amendment fee (the "Amendment Fee") equal to 0.05% of the Commitments of such Lenders. As provided in the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent upon demand for all reasonable fees and disbursements of counsel to the Administrative Agent incurred in connection with the preparation of this Amendment.

B.       THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

C.       This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.

[The next page is the signature page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.

NATIONAL FINANCIAL PARTNERS CORP.
By:	/s/ Mark C. Biderman
Name: Mark C. Biderman
Title: Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ William Faidell, Jr.
Name: William Faidell, Jr.
Title: Assistant Vice President

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Richard Williams
Name: Richard Williams
Title: Credit Products Officer

BANK OF AMERICA, N.A., as Issuing Lender
By:	/s/ Richard Williams
Name: Richard Williams
Title: Credit Products Officer

BANK OF AMERICA, N.A., as Swingline Lender
By:	/s/ Richard Williams
Name: Richard Williams
Title: Credit Products Officer

(signatures continued)

Signature Page to Amendment

JPMORGAN CHASE BANK, N.A., as Syndication Agent
By:	/s/ Jeanne O’Connell Horn
Name: Jeanne O’Connell Horn
Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Jeanne O’Connell Horn
Name: Jeanne O’Connell Horn
Title: Vice President

Signature Page to Amendment

WACHOVIA BANK, N.A., as Co-Documentation Agent
By:	/s/ Daniel W. O’Donnell
Name: Daniel W. O’Donnell
Title: Senior Vice President

WACHOVIA BANK, N.A., as a Lender
By:	/s/ Daniel W. O’Donnell
Name: Daniel W. O’Donnell
Title: Senior Vice President

Signature Page to Amendment

UBS SECURITIES, LLC, as Co-Documentation Agent
By:	/s/ Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director Banking Products Services, US

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director Banking Products Services, US

UBS LOAN FINANCE LLC, as a Lender
By:	/s/ Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director Banking Products Services, US

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director Banking Products Services, US

Signature Page to Amendment

UNION BANK OF CALIFORNIA, N.A., as a Lender
By:	/s/ Christine Davis
Name: Christine Davis
Title: Vice President

Signature Page to Amendment

TDBANKNORTH, N.A., as a Lender
By:	/s/ Jeffrey R. Westling
Name: Jeffrey R. Westling
Title: Senior Vice President

Signature Page to Amendment

US BANK, N.A., as a Lender
By:	/s/ M. Scott Donaldson
Name: M. Scott Donaldson
Title: Vice President

Signature Page to Amendment

KEYBANK, N.A., as a Lender
By:	/s/ Joseph Markey
Name: Joseph Markey
Title: Director

Signature Page to Amendment

ING CAPITAL LLC, as a Lender
By:	/s/ Kunduck Moon
Name: Kunduck Moon
Title: Managing Director

Signature Page to Amendment

CONSENT AND ACKNOWLEDGEMENT

CONSENT AND ACKNOWLEDGEMENT, dated as of January 16, 2007 (the "Acknowledgement"), made by each of the undersigned Guarantors in favor of Bank of America, N.A., the Administrative Agent referenced in the foregoing Amendment.

WITNESSETH:

WHEREAS, the Borrower, the Administrative Agent and certain Lenders have entered into the foregoing Amendment to the Credit Agreement dated as of August 22, 2006 (the "Credit Agreement") among National Financial Partners Corp., as a Borrower, Bank of America, N.A., as Administrative Agent and the banks and other financial institutions from time to time parties to such Credit Agreement as Lenders. Capitalized terms used herein without definition shall have the meanings assigned to them in the Credit Agreement;

WHEREAS, it is a condition to the effectiveness of the foregoing Amendment that the Guarantors execute and deliver this Acknowledgement; and

WHEREAS, the Guarantors have agreed to execute and deliver this Acknowledgement;

NOW, THEREFORE, IT IS AGREED:

1.        Each of the Guarantors: (a) consents to the execution, delivery and performance of the foregoing Amendment, (b) ratifies and confirms Borrower Obligations which it guaranteed and all of its other obligations under the Loan Documents to which it is a party, (c) agrees that all Loan Documents to which such Guarantor is a party and, where applicable, the Liens granted thereunder, shall remain in full force and effect, and (d) agrees that all Obligations of such Guarantor shall continue to be secured by the Loan Documents.

2.        Governing Law. THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgement to be duly executed and delivered as a sealed instrument as of the date first above written.

Guarantors:

HIGHLAND CAPITAL HOLDING CORPORATION
By:	/s/ Lori M. Lieser
Name: Lori M. Lieser
Title: Vice President

NFP INSURANCE SERVICES, INC.
By:	/s/ Lori M. Lieser
Name: Lori M. Lieser
Title: Vice President

Signature Page to Acknowledgement